Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events

Note 11. Subsequent Events

On October 1, 2023, November 1, 2023,and December 1, 2023, the Company issued 42,308, 87,302, and 75,342 shares of common stock, respectively, to the designee of Clear Think Capital for consulting services provided to the Company.

On October 1, 2023, the leases for 1,100 square feet at a monthly rent of $1,255 for Coastal Pride’s office were terminated and Coastal Pride entered into a one-year office lease for 1,100 square feet for $1,000 per month. Such lease will expire on September 30, 2024.

On November 3, 2023, the Company issued 625,729 shares of common stock to Lind Global Fund LP and 7,725,000 shares of common stock to Armistice Capital upon the exercise of pre-funded warrants in connection with an underwritten offering pursuant to a securities purchase agreement.

On December 27, 2023, the Company issued 1,288,973 shares of common stock to ClearThink as part of the Securities Purchase Agreement (the “SPA”) under which ClearThink has agreed to purchase from the Company.

On December 31, 2023, the Company issued 173,611 shares of common stock to each of Nubar Herian, John Keeler, and Silvia Alana, 277,778 shares of common stock to each of Timothy McLellan and Trond Ringstad, 101,273 shares of common stock to Juan Carlos Dalto and 399,306 shares of common stock to Jeffrey Guzy, for serving as directors of the Company.

Note 16. Subsequent Events

In January 2023, the Company sold an aggregate of 474,106 shares of common stock for net proceeds of $182,982 in an “at the market” offering pursuant to a sales agreement between the Company and Roth Capital Partners, LLC. On January 31, 2023, 151,284 of shares were repurchased back from Roth for $76,463. The offering was terminated on February 2, 2023.

On January 31, 2023, the Company issued 1,273,408 shares of common stock to Lind with a fair value of $662,172 as payment of $340,000 of note principal due on the convertible promissory note.

On February 10, 2023, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Aegis Capital Corp. (the “Underwriter”), pursuant to which the Company agreed to sell to the Underwriter, in a firm commitment public offering, (i) 8,200,000 shares of common stock for a public offering price of $0.20 per share and (ii) pre-funded warrants (the “Pre-funded Warrants”) to purchase 800,000 shares of common stock (the “Warrant Shares”), for a public offering price of $0.199 per Pre-funded Warrant to those purchasers whose purchase of common stock in the offering would otherwise result in the purchaser, together with its affiliates and certain related parties, beneficially owning more than 4.99% (or, at the election of the holder, 9.99%) of the Company’s outstanding common stock immediately following the consummation of the offering. The Company also granted the Underwriter an over-allotment option to purchase up to 1,350,000 shares of common stock. The Pre-funded Warrants have an exercise price of $0.001 per share. The Pre-funded Warrants were issued in registered form under a warrant agent agreement between the Company and VStock Transfer, LLC as the warrant agent.

The offering closed on February 14, 2023 with gross proceeds to the Company of approximately $1.8 million, before deducting underwriting discounts and other estimated expenses payable by the Company. The offering consisted of 9,000,000 shares of common stock and Pre-funded Warrants to purchase common stock at a price of $0.20 per share (or $0.199 per Pre-funded Warrant after reducing $0.001 attributable to the exercise price of the Pre-funded Warrants).

In March 2023, the Company issued an aggregate of 6,197,240 shares of common stock to Lind with a fair value of $1,081,058 as payment of $754,800 of note principal due on the convertible promissory note.